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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                        Pioneer Series Trust VIII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2011 through November 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                        Pioneer International
                        Value Fund

--------------------------------------------------------------------------------
                        Annual Report | November 30, 2012
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIIFX
                        Class B     PBIFX
                        Class C     PCITX
                        Class Y     INVYX

                        [LOGO] PIONEER
                               Invesments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          27

Notes to Financial Statements                                                 35

Report of Independent Registered Public Accounting Firm                       46

Approval of Investment Advisory Agreement                                     48

Trustees, Officers and Service Providers                                      52

                   Pioneer International Value Fund | Annual Report | 11/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff " in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer International Value Fund | Annual Report | 11/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer International Value Fund | Annual Report | 11/30/12 3

Portfolio Management Discussion | 11/30/12

In the follow interview, Marco Pirondini, head of equities, U.S., and portfolio manager for Pioneer in Boston, and Andrea Salvatori, senior vice president, portfolio manager, and a member of Pioneer's international investment team in Dublin, Ireland, discuss the factors that influenced Pioneer International Value Fund's performance during the 12-month period ended November 30, 2012, and their outlook for the coming months.*

Q How would you describe the investment environment for international equities during the 12-month period ended November 30, 2012?

A The European sovereign-debt crisis, slowing economic growth in China, and concerns about high unemployment and the potential for higher 2013 tax rates in the United States, which had repercussions for global growth prospects, kept many equity investors on edge during much of the 12-month period ended November 30, 2012. In the final months of the period, however, investor sentiment steadily improved as policymakers and some major central banks -- the U.S. Federal Reserve Board and the European Central Bank in particular -- took steps to address some of the challenges facing the global economy.

Q How did the fund perform in that environment during the 12-month period ended November 30, 2012?

A Pioneer International Value Fund's Class A shares returned 5.38% at net asset value during the 12-month period ended November 30, 2012, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (1), returned 13.16%. During the same period, the average return of the 319 mutual funds in Lipper's International Multi-Cap Core Funds category was 10.81%.

* Effective December 10, 2012, Madelyn Matlock, senior vice president and portfolio manager at Pioneer, became a portfolio manager of the Fund, joining Mr. Salvatori and Mr. Pirondini.

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer International Value Fund | Annual Report | 11/30/12

Q What were some of the reasons behind the Fund's underperformance of the MSCI EAFE Index during the 12-months ended November 30, 2012?

A The Fund's underperformance relative to the benchmark MSCI EAFE Index during the period was mainly attributable to disappointing results in the outperforming financials sector, where the Fund was slightly underweight compared with the benchmark and where stock selection decisions, in particular, had a negative effect on relative performance.

    Regarding stock selection, a combination of the portfolio's not owning large-cap defensive stocks, including HSBC and Australian banks, and owning non-benchmark positions in Intesa Sanpaolo, Commerzbank, and Itau Unibanco, which all lagged during the period, accounted for much of the Fund's benchmark-relative underperformance in financials.

    Second, and this goes to the heart of the Fund's investment strategy, growth stocks trumped value stocks as an equity strategy during most of the 12-month period. With confidence in prospects for global growth weak, investors prized the relative stability, visibility of earnings, and solid corporate cash flows offered by large-cap growth stocks during the period. The strong demand for such investments drove the prices of large-cap growth stocks sharply higher to almost unprecedented premiums in our opinion. Conversely, while growth stocks flourished, value-oriented stocks languished.

    Interestingly, in the final three months of the Fund's fiscal year ended November 30, 2012, as a degree of investor confidence returned, the markets rallied and value stocks began to rise, outperforming their growth-oriented brethren over those final three months of the period. Unfortunately, the rally in value stocks came too late to salvage the Fund's benchmark-relative performance for the full 12-month period.

Q Which individual portfolio holdings had the biggest negative impact on the Fund's performance during the 12-month period ended November 30, 2012?

A A position in Anglogold Ashanti, a global gold mining company, was the Fund's biggest disappointment during the period. The stock's performance suffered in response to labor unrest and strikes at the company's South African mines, which forced Anglogold to halt production for a month and contributed to general investor uncertainty about the industry. The company has taken action on a number of fronts to keep its balance sheet solid, however, and we remain confident in Anglogold's future. The portfolio's position in Egyptian gold mining company Centamin, the first large-scale modern gold enterprise in Egypt, also struggled during the period. In that case, however, underperformance was tied more to the

                   Pioneer International Value Fund | Annual Report | 11/30/12 5 political unrest across the Middle East as well as the company's legal battles with the new Egyptian government (which included the possibility of nationalization). The uncertainty surrounding Centamin caused us to exit the Fund's position before the government's intervention in the company's affairs reached a critical mass.

    Elsewhere, the Fund's holding in Eurasian Natural Resources (ENR) struggled on several fronts during the period, as the company dealt with lower production volumes and price weakness in its key steelmaking commodities, such as ferrochrome, and depressed profit levels. In an effort to revitalize investor confidence, ENR has taken steps to invigorate its management team and trimmed future spending plans.

    Lastly, the Fund's holding of Spanish oil firm Repsol underperformed after the company saw the nationalization of its stake in YPF, Argentina's largest oil company, by the Argentinian government last spring. The repatriation of YPF, which was privatized in 1992, was a huge blow to Repsol, as those assets had provided the company with attractive cash flows and, in our estimation, future revenue growth. We had exited all of the Fund's Repsol positions by August 2012.

Q Which individual portfolio holdings had the biggest positive impact on the Fund's performance during the 12-month period ended November 30, 2012?

A The Fund benefited from several of its investments in Europe during the 12-month period.

    Among the Fund's top performers was Electrolux, a global leader and developer of premium appliances. We added Electrolux's stock to the portfolio when the company was under pressure as a result of sluggish economic growth and weak consumer demand. Management has since made several strategic decisions that we think bode well for the company's long-term development, including expanding its presence in growth markets, launching products adapted to regional markets, and improving efficiency across internal departments. A recovery in the U.S. housing market also contributed to the company's positive results in 2012 and appears to be helping to build momentum into 2013, in our view.

    Biotechnology firm Roche was another holding that performed well for the Fund during the 12-month period. With its differentiated portfolio of businesses and relatively new pipeline of drugs, Roche has proved resilient to the pressures of austerity-induced price cuts. Throughout 2012, the

6 Pioneer International Value Fund | Annual Report | 11/30/12 company received positive results from its new drug therapies and its exposure to the emerging markets. Investors have begun to take notice, which helped to push Roche's stock price higher during the period. Stock-picking in Japan also aided the Fund's performance during the 12-month period.

    Among the Fund's top-performing Japanese holdings was Sekisui Chemical, which, with its focus on energy-efficient affordable housing, stood to benefit from post-2011 earthquake/tsunami construction activity in Japan. The stock offers an attractive dividend yield* and carries a good valuation. Also in Japan, the Fund's holding in life insurer T&D, which also offers a competitive yield within the context of the Japanese market, benefited during the period from a strengthening yen and management's ability to deliver on its stated revenue targets.

Q   What is your current assessment of the European sovereign-debt crisis?

A The European Central Bank's (ECB's) promise to support bond markets in troubled economies that ask for the ECB's help has calmed financing fears and removed a portion of the outsized risk premium that was weighing on European equities. While the ECB has wiggle room to reduce interest rates, it is not likely to be as aggressive as the U.S. Federal Reserve Board in using rate cuts as an economic stimulus tool. We believe that as long as European leaders continue to make progress, albeit plodding, toward a more fiscally sound monetary union, the environment for equities should become more constructive as we move into a new year, especially given current valuation levels and lower investor expectations for the region.

Q What is your assessment of the current and future investment environment in the emerging markets?

A We believe the future for the emerging markets is bright, and we continue to take heart from the accommodative monetary policies of some of the world's major central banks. While the central banks' offerings of cheap credit are designed to aid economic growth in the developed world, emerging markets also have benefited both from the discounted credit and the comparatively repressed earnings growth of their developed-market peers.

    Today, we are especially keen on China, where we see a domestic economic recovery forming that we think could support equity prices going forward. In addition, non-state-owned enterprises in China have been seeing margin improvement, and we think that will be a crucial factor in a potential acceleration of earnings momentum going forward. In our opinion, Chinese stock-price valuations are cheap. Demand for

*   Dividends are not guaranteed.

                   Pioneer International Value Fund | Annual Report | 11/30/12 7

    Chinese stocks fell off for much of 2012 as investors grew apprehensive about both the ability of government policymakers to engineer a soft landing for the country's overheated economy and the pending leadership transition last fall. As a result, we believe that many sectors of the Chinese market are attractively priced, most notably the banking sector, where we have overweighted the portfolio's investments relative to the MSCI EAFE Index benchmark.

Q   What is your outlook for international stocks as we head into 2013?

A As we move into a new year, economic, political, and fiscal issues are likely to dominate the headlines and, at times, rattle the markets. A lack of clarity and consensus on many of the issues facing the global markets remains a headwind for advancement.

    We think that the new political leadership in Japan is likely to take aggressive action to eliminate deflation, and we are already seeing signs of improvement in the equity markets there. If the moves are successful, the rest of the Asian region could benefit. Currently, stock-price valuations and investor expectations are higher for the rest of the Pacific markets, but if growth prospects in Europe, the United States, and Japan begin to improve, the liquidity that is lying dormant in cash and low-return bond instruments could start to diversify more broadly into equities over the course of 2013. If that scenario comes to pass, the increased investor demand for international stocks could help push stock prices higher.

Please refer to the Schedule of Investments on pages 18-26 for a full listing of Fund securities.

8 Pioneer International Value Fund | Annual Report | 11/30/12

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                   Pioneer International Value Fund | Annual Report | 11/30/12 9

Portfolio Summary | 11/30/12

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS PRESENTED AS PIE CHART IN THE PRINTED MATERIAL]

Financials                                                      23.3%
Industrials                                                     13.1%
Health Care                                                     12.6%
Consumer Discretionary                                          11.8%
Materials                                                       10.2%
Consumer Staples                                                 8.6%
Energy                                                           7.4%
Information Technology                                           6.2%
Telecommunication Services                                       3.5%
Utilities                                                        3.3%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS PRESENTED AS BAR CHART IN THE PRINTED MATERIAL]

Japan                                                           15.4%
Switzerland                                                     11.5%
Germany                                                          9.0%
United Kingdom                                                   8.1%
Italy                                                            8.0%
France                                                           7.9%
United States                                                    5.0%
China                                                            3.2%
Sweden                                                           2.9%
Other (individually less than 1%)                                2.8%
Brazil                                                           2.7%
Ireland                                                          2.5%
Bermuda                                                          2.5%
Russia                                                           2.5%
Australia                                                        2.4%
South Korea                                                      2.4%
Indonesia                                                        2.3%
Hong Kong                                                        2.1%
Cayman Islands                                                   1.9%
Philippines                                                      1.4%
Canada                                                           1.3%
Thailand                                                         1.2%
Netherlands                                                      1.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   GlaxoSmithKline Plc                                                  2.70%
--------------------------------------------------------------------------------
 2.   Novartis AG                                                          2.65
--------------------------------------------------------------------------------
 3.   Lukoil OAO (A.D.R.)                                                  2.48
--------------------------------------------------------------------------------
 4.   Telecom Italia S.p.A.                                                2.44
--------------------------------------------------------------------------------
 5.   Intesa Sanpaolo S.p.A.                                               2.41
--------------------------------------------------------------------------------
 6.   Nestle SA                                                            2.35
--------------------------------------------------------------------------------
 7.   FamilyMart Co., Ltd.                                                 2.35
--------------------------------------------------------------------------------
 8.   Roche Holding AG                                                     2.13
--------------------------------------------------------------------------------
 9.   China Construction Bank Corp.                                        2.12
--------------------------------------------------------------------------------
10.   Cie Financiere Richemont SA                                          2.09
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer International Value Fund | Annual Report | 11/30/12

Prices and Distributions | 11/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         11/30/12                       11/30/11
--------------------------------------------------------------------------------
           A                            $18.67                         $17.99
--------------------------------------------------------------------------------
           B                            $16.85                         $16.17
--------------------------------------------------------------------------------
           C                            $16.57                         $15.97
--------------------------------------------------------------------------------
           Y                            $18.73                         $18.07
--------------------------------------------------------------------------------

Distributions per Share: 12/1/11-11/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment          Short-Term         Long-Term
         Class            Income             Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A             $0.2619                  $   --           $    --
--------------------------------------------------------------------------------
           B             $0.0473                  $   --           $    --
--------------------------------------------------------------------------------
           C             $0.1060                  $   --           $    --
--------------------------------------------------------------------------------
           Y             $0.3502                  $   --           $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI EAFE Index is a commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                  Pioneer International Value Fund | Annual Report | 11/30/12 11

Performance Update | 11/30/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                                  Net Asset     Public Offering
Period                            Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                           5.20%         4.58%
5 Years                           -7.01         -8.10
1 Year                             5.38         -0.69
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                                  Gross         Net
--------------------------------------------------------------------------------
                                  1.77%         1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer International
                             Value Fund                     MSCI EAFE Index
11/30/2002                   $       9,425                  $      10,000
11/30/2003                   $      10,906                  $      12,422
11/30/2004                   $      13,323                  $      15,428
11/30/2005                   $      15,167                  $      17,471
11/30/2006                   $      19,122                  $      22,397
11/30/2007                   $      22,512                  $      26,272
11/30/2008                   $      11,406                  $      13,716
11/30/2009                   $      15,595                  $      18,889
11/30/2010                   $      15,292                  $      19,099
11/30/2011                   $      14,857                  $      18,313
11/30/2012                   $      15,656                  $      20,621

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer International Value Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                                  If            If
Period                            Held          Redeemed
--------------------------------------------------------------------------------
10 Years                           4.19%         4.19%
5 Years                           -7.83         -7.83
1 Year                             4.52          0.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                                  Gross         Net
--------------------------------------------------------------------------------
                                  2.94%         2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer International
                             Value Fund                    MSCI EAFE Index
11/30/2002                   $      10,000                 $      10,000
11/30/2003                   $      11,431                 $      12,422
11/30/2004                   $      13,769                 $      15,428
11/30/2005                   $      15,547                 $      17,471
11/30/2006                   $      19,431                 $      22,397
11/30/2007                   $      22,667                 $      26,272
11/30/2008                   $      11,379                 $      13,716
11/30/2009                   $      15,425                 $      18,889
11/30/2010                   $      14,988                 $      19,099
11/30/2011                   $      14,428                 $      18,313
11/30/2012                   $      15,081                 $      20,621

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer International Value Fund | Annual Report | 11/30/12 13

Performance Update | 11/30/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                                  If            If
Period                            Held          Redeemed
--------------------------------------------------------------------------------
10 Years                           4.23%         4.23%
5 Years                           -7.84         -7.84
1 Year                             4.48          4.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                                  Gross         Net
--------------------------------------------------------------------------------
                                  2.52%         2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer International
                             Value Fund                    MSCI EAFE Index

11/30/2002                   $      10,000                 $      10,000
11/30/2003                   $      11,440                 $      12,422
11/30/2004                   $      13,789                 $      15,428
11/30/2005                   $      15,572                 $      17,471
11/30/2006                   $      19,478                 $      22,397
11/30/2007                   $      22,754                 $      26,272
11/30/2008                   $      11,424                 $      13,716
11/30/2009                   $      15,473                 $      18,889
11/30/2010                   $      15,039                 $      19,099
11/30/2011                   $      14,482                 $      18,313
11/30/2012                   $      15,131                 $      20,621

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer International Value Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                                  If            If
Period                            Held          Redeemed
--------------------------------------------------------------------------------
10 Years                           5.37%         5.37%
5 Years                           -6.71         -6.71
1 Year                             5.79          5.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  1.01%
--------------------------------------------------------------------------------

Value of $5 Million Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                             Pioneer International
                             Value Fund                    MSCI EAFE Index
11/30/2002                   $   5,000,000                 $     5,000,000
11/30/2003                   $   5,784,148                 $     6,211,059
11/30/2004                   $   7,065,767                 $     7,713,758
11/30/2005                   $   8,043,845                 $     8,735,505
11/30/2006                   $  10,141,180                 $    11,198,506
11/30/2007                   $  11,939,221                 $    13,135,814
11/30/2008                   $   6,049,476                 $     6,857,981
11/30/2009                   $   8,296,854                 $     9,444,486
11/30/2010                   $   8,171,339                 $     9,549,708
11/30/2011                   $   7,975,689                 $     9,156,475
11/30/2012                   $   8,437,499                 $    10,310,650

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares were first publicly offered on April 16, 2009. Performance shown for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer International Value Fund | Annual Report | 11/30/12 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on actual returns from June 1, 2012 through November 30, 2012.

-------------------------------------------------------------------------------------------------------
 Share Class                                  A                B                C                Y
-------------------------------------------------------------------------------------------------------
 Beginning Account                         $1,000.00         $1,000.00       $1,000.00        $1,000.00
 Value on 6/1/12
-------------------------------------------------------------------------------------------------------
 Ending Account                            $1,139.86         $1,135.35       $1,134.91        $1,142.07
 Value (after expenses)
 on 11/30/12
-------------------------------------------------------------------------------------------------------
 Expenses Paid                             $    7.76         $   12.55       $   12.54        $    5.41
 During Period*
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.45%, 2.35%, 2.35% and 1.01% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16 Pioneer International Value Fund | Annual Report | 11/30/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2012 through November 30, 2012.

-------------------------------------------------------------------------------------------------------
 Share Class                                   A                 B              C                Y
-------------------------------------------------------------------------------------------------------
 Beginning Account                         $1,000.00         $1,000.00       $1,000.00        $1,000.00
 Value on 6/1/12
-------------------------------------------------------------------------------------------------------
 Ending Account                            $1,017.75         $1,013.25       $1,013.25        $1,019.95
 Value (after expenses)
 on 11/30/12
-------------------------------------------------------------------------------------------------------
 Expenses Paid                             $     7.31        $   11.83       $   11.83        $    5.10
 During Period*
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.45%, 2.35%, 2.35% and 1.01% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                  Pioneer International Value Fund | Annual Report | 11/30/12 17

Schedule of Investments | 11/30/12

-------------------------------------------------------------------------------------
Shares                                                                Value
-------------------------------------------------------------------------------------
                    COMMON STOCKS -- 97.4%
                    ENERGY -- 7.4%
                    Oil & Gas Drilling -- 0.6%
           33,700   Ensco Plc                                         $     1,962,351
-------------------------------------------------------------------------------------
                    Integrated Oil & Gas -- 5.9%
          195,600   Eni S.p.A.                                        $     4,634,447
          118,700   Lukoil OAO (A.D.R.)                                     7,469,791
           63,100   Royal Dutch Shell Plc                                   2,177,870
           74,677   Total SA                                                3,739,435
                                                                      ---------------
                                                                      $    18,021,543
-------------------------------------------------------------------------------------
                    Oil & Gas Refining & Marketing -- 0.6%
           28,700   Marathon Petroleum Corp.                          $     1,708,798
-------------------------------------------------------------------------------------
                    Coal & Consumable Fuels -- 0.3%
           34,400   Peabody Energy Corp.                              $       863,784
                                                                      ---------------
                    Total Energy                                      $    22,556,476
-------------------------------------------------------------------------------------
                    MATERIALS -- 9.8%
                    Fertilizers & Agricultural Chemicals -- 0.8%
           47,910   Yara International ASA                            $     2,397,681
-------------------------------------------------------------------------------------
                    Construction Materials -- 2.2%
        1,083,700   China Resources Cement Holdings, Ltd.             $       679,914
          205,600   CRH Plc                                                 3,763,200
        1,514,900   Semen Gresik Persero Tbk PT                             2,335,186
                                                                      ---------------
                                                                      $     6,778,300
-------------------------------------------------------------------------------------
                    Diversified Metals & Mining -- 3.2%
          254,400   Eurasian Natural Resources Corp., Plc             $     1,102,976
           53,400   Freeport-McMoRan Copper & Gold, Inc.                    2,083,134
           51,400   Rio Tinto, Ltd.                                         3,151,413
           99,553   Southern Copper Corp.                                   3,613,774
                                                                      ---------------
                                                                      $     9,951,297
-------------------------------------------------------------------------------------
                    Gold -- 1.8%
          113,400   Barrick Gold Corp.                                $     3,915,702
           31,300   Newmont Mining Corp.                                    1,473,917
                                                                      ---------------
                                                                      $     5,389,619
-------------------------------------------------------------------------------------
                    Precious Metals & Minerals -- 0.3%
           65,800   Impala Platinum Holdings, Ltd.                    $     1,068,000
-------------------------------------------------------------------------------------
                    Steel -- 1.5%
           94,300   Ternium SA (A.D.R.)                               $     2,152,869
          135,900   Vale SA (A.D.R.)                                        2,368,737
                                                                      ---------------
                                                                      $     4,521,606
                                                                      ---------------
                    Total Materials                                   $    30,106,503
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer International Value Fund | Annual Report | 11/30/12

-------------------------------------------------------------------------------------
Shares                                                                Value
-------------------------------------------------------------------------------------
                    CAPITAL GOODS -- 10.9%
                    Construction & Engineering -- 0.6%
           49,700   KBR, Inc.                                         $     1,381,660
        4,668,500   Surya Semesta Internusa Tbk PT                            544,586
                                                                      ---------------
                                                                      $     1,926,246
-------------------------------------------------------------------------------------
                    Heavy Electrical Equipment -- 3.1%
          160,400   ABB, Ltd.                                         $     3,124,021
           74,002   Alstom SA                                               2,690,253
          449,000   Mitsubishi Electric Corp.                               3,517,751
                                                                      ---------------
                                                                      $     9,332,025
-------------------------------------------------------------------------------------
                    Industrial Conglomerates -- 4.5%
        8,071,700   Alliance Global Group, Inc.                       $     3,230,911
          118,800   Koninklijke Philips Electronics NV                      3,064,945
          404,600   Shanghai Industrial Holdings, Ltd.                      1,322,863
           60,700   Siemens AG                                              6,256,597
                                                                      ---------------
                                                                      $    13,875,316
-------------------------------------------------------------------------------------
                    Construction & Farm Machinery &
                    Heavy Trucks -- 0.6%
          111,200   The Manitowoc Co., Inc.                           $     1,668,000
-------------------------------------------------------------------------------------
                    Trading Companies & Distributors -- 2.1%
          275,100   ITOCHU Corp.                                      $     2,761,212
        4,175,100   Noble Group, Ltd.                                       3,704,355
                                                                      ---------------
                                                                      $     6,465,567
                                                                      ---------------
                    Total Capital Goods                               $    33,267,154
-------------------------------------------------------------------------------------
                    TRANSPORTATION -- 2.1%
                    Airlines -- 1.3%
          630,862   Ryanair Holdings Plc                              $     3,889,699
-------------------------------------------------------------------------------------
                    Highways & Railtracks -- 0.8%
        5,783,500   Yuexiu Transport Infrastructure, Ltd.             $     2,573,855
                                                                      ---------------
                    Total Transportation                              $     6,463,554
-------------------------------------------------------------------------------------
                    AUTOMOBILES & COMPONENTS -- 4.5%
                    Auto Parts & Equipment -- 0.0%
           40,000   China XD Plastics Co., Ltd.*                      $       168,000
-------------------------------------------------------------------------------------
                    Tires & Rubber -- 2.6%
          180,100   Bridgestone Corp.                                 $     4,399,977
           17,900   Cie Generale des Etablissements
                    Michelin SA                                             1,663,506
          162,000   Pirelli & Co., S.p.A.                                   1,877,924
                                                                      ---------------
                                                                      $     7,941,407
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer International Value Fund | Annual Report | 11/30/12 19

-------------------------------------------------------------------------------------
Shares                                                                Value
-------------------------------------------------------------------------------------
                    Automobile Manufacturers -- 1.9%
           92,000   Toyota Motor Corp.                                $     3,966,413
            8,600   Volkswagen AG                                           1,748,249
                                                                      ---------------
                                                                      $     5,714,662
                                                                      ---------------
                    Total Automobiles & Components                    $    13,824,069
-------------------------------------------------------------------------------------
                    CONSUMER DURABLES & APPAREL -- 6.2%
                    Homebuilding -- 1.6%
          608,800   Sekisui Chemical Co., Ltd.                        $     4,788,263
-------------------------------------------------------------------------------------
                    Household Appliances -- 1.6%
          190,000   Electrolux AB                                     $     4,967,379
-------------------------------------------------------------------------------------
                    Apparel, Accessories & Luxury Goods -- 3.0%
           17,400   Christian Dior SA                                 $     2,815,541
           81,799   Cie Financiere Richemont SA                             6,305,313
                                                                      ---------------
                                                                      $     9,120,854
                                                                      ---------------
                    Total Consumer Durables & Apparel                 $    18,876,496
-------------------------------------------------------------------------------------
                    CONSUMER SERVICES -- 0.4%
                    Casinos & Gaming -- 0.4%
        2,149,000   NagaCorp, Ltd.                                    $     1,352,617
                                                                      ---------------
                    Total Consumer Services                           $     1,352,617
-------------------------------------------------------------------------------------
                    RETAILING -- 0.5%
                    Automotive Retail -- 0.5%
           15,400   USS Co., Ltd.                                     $     1,647,746
                                                                      ---------------
                    Total Retailing                                   $     1,647,746
-------------------------------------------------------------------------------------
                    FOOD & STAPLES RETAILING -- 3.4%
                    Food Retail -- 2.8%
           16,300   Casino Guichard Perrachon SA                      $     1,479,599
          159,300   FamilyMart Co., Ltd.                                    7,071,277
                                                                      ---------------
                                                                      $     8,550,876
-------------------------------------------------------------------------------------
                    Hypermarkets & Super Centers -- 0.6%
           72,800   Carrefour SA                                      $     1,797,248
                                                                      ---------------
                    Total Food & Staples Retailing                    $    10,348,124
-------------------------------------------------------------------------------------
                    FOOD, BEVERAGE & TOBACCO -- 5.2%
                    Packaged Foods & Meats -- 2.3%
          108,500   Nestle SA                                         $     7,098,366
-------------------------------------------------------------------------------------
                    Tobacco -- 2.9%
           80,714   Imperial Tobacco Group Plc                        $     3,230,239
          180,400   Japan Tobacco, Inc.                                     5,430,799
                                                                      ---------------
                                                                      $     8,661,038
                                                                      ---------------
                    Total Food, Beverage & Tobacco                    $    15,759,404
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer International Value Fund | Annual Report | 11/30/12

-------------------------------------------------------------------------------------
Shares                                                                Value
-------------------------------------------------------------------------------------
                    HEALTH CARE EQUIPMENT & SERVICES -- 2.7%
                    Health Care Equipment -- 1.0%
          106,800   Olympus Corp.                                     $     1,790,171
           27,500   Terumo Corp.                                            1,174,004
                                                                      ---------------
                                                                      $     2,964,175
-------------------------------------------------------------------------------------
                    Health Care Services -- 1.7%
           78,175   Fresenius Medical Care AG &
                    Co., KGaA                                         $     5,364,991
                                                                      ---------------
                    Total Health Care Equipment & Services            $     8,329,166
-------------------------------------------------------------------------------------
                    PHARMACEUTICALS, BIOTECHNOLOGY
                    & LIFE SCIENCES -- 9.7%
                    Pharmaceuticals -- 9.7%
           25,700   AstraZeneca Plc                                   $     1,221,453
           50,600   Bayer AG                                                4,575,647
          380,500   GlaxoSmithKline Plc                                     8,136,176
          129,000   Novartis AG                                             7,979,279
           32,706   Roche Holding AG                                        6,434,418
           31,400   Takeda Pharmaceutical Co., Ltd.                         1,436,347
                                                                      ---------------
                                                                      $    29,783,320
                                                                      ---------------
                    Total Pharmaceuticals,
                    Biotechnology & Life Sciences                     $    29,783,320
-------------------------------------------------------------------------------------
                    BANKS -- 14.1%
                    Diversified Banks -- 13.7%
          373,500   Banco Santander Brasil SA (A.D.R.)                $     2,498,715
        3,684,000   Bank Negara Indonesia Persero Tbk PT                    1,422,440
       12,000,000   Bank Pembangunan Daerah Jawa
                    Barat Dan Banten Tbk PT                                 1,311,748
        8,347,900   China Construction Bank Corp.                           6,392,347
        1,181,100   Commerzbank AG*                                         2,120,279
        4,985,500   Industrial & Commercial Bank of
                    China, Ltd.                                             3,360,697
        4,313,600   Intesa Sanpaolo S.p.A.                                  7,264,541
          214,100   Itau Unibanco Holding SA (A.D.R.)                       3,243,615
        4,864,900   Krung Thai Bank PCL                                     2,851,456
          164,308   National Australia Bank, Ltd.                           4,175,819
          493,700   Philippine National Bank, Ltd.*                         1,072,763
          171,495   Societe Generale SA                                     6,206,794
                                                                      ---------------
                                                                      $    41,921,214
-------------------------------------------------------------------------------------
                    Regional Banks -- 0.4%
          737,000   Shinsei Bank, Ltd.                                $     1,258,775
                                                                      ---------------
                    Total Banks                                       $    43,179,989
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer International Value Fund | Annual Report | 11/30/12 21

-------------------------------------------------------------------------------------
Shares                                                                Value
-------------------------------------------------------------------------------------
                    DIVERSIFIED FINANCIALS -- 2.7%
                    Multi-Sector Holdings -- 0.4%
        1,302,000   First Pacific Co., Ltd.                           $     1,367,198
-------------------------------------------------------------------------------------
                    Specialized Finance -- 0.6%
           33,300   Deutsche Boerse AG                                $     1,874,559
-------------------------------------------------------------------------------------
                    Consumer Finance -- 0.5%
           25,100   Capital One Financial Corp.                       $     1,445,760
-------------------------------------------------------------------------------------
                    Diversified Capital Markets -- 1.2%
          155,220   Credit Suisse Group AG                            $     3,676,357
                                                                      ---------------
                    Total Diversified Financials                      $     8,363,874
-------------------------------------------------------------------------------------
                    INSURANCE -- 4.0%
                    Life & Health Insurance -- 1.2%
          320,200   T&D Holdings, Inc.                                $     3,464,438
-------------------------------------------------------------------------------------
                    Multi-line Insurance -- 2.8%
           40,400   Allianz SE                                        $     5,248,574
          596,460   Aviva Plc                                               3,352,838
                                                                      ---------------
                                                                      $     8,601,412
                                                                      ---------------
                    Total Insurance                                   $    12,065,850
-------------------------------------------------------------------------------------
                    REAL ESTATE -- 1.4%
                    Diversified REIT -- 0.5%
            1,300   United Urban Investment Corp.                     $     1,477,739
-------------------------------------------------------------------------------------
                    Diversified Real Estate Activities -- 0.5%
        9,505,500   Alam Sutera Realty Tbk PT                         $       605,529
           47,500   Mitsubishi Estate Co., Ltd.                               921,200
                                                                      ---------------
                                                                      $     1,526,729
-------------------------------------------------------------------------------------
                    Real Estate Development -- 0.4%
        4,518,400   Bumi Serpong Damai PT                             $       569,270
          988,200   Supalai PCL                                               592,083
                                                                      ---------------
                                                                      $     1,161,353
                                                                      ---------------
                    Total Real Estate                                 $     4,165,821
-------------------------------------------------------------------------------------
                    TECHNOLOGY HARDWARE & EQUIPMENT -- 2.5%
                    Communications Equipment -- 1.2%
          397,700   Telefonaktiebolaget LM Ericsson AB                $     3,718,988
-------------------------------------------------------------------------------------
                    Computer Storage & Peripherals -- 0.4%
          222,000   Catcher Technology Co., Ltd.                      $     1,137,518
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer International Value Fund | Annual Report | 11/30/12

-------------------------------------------------------------------------------------
Shares                                                                Value
-------------------------------------------------------------------------------------
                    Electronic Components -- 0.4%
           66,300   Hoya Corp.                                        $     1,278,705
-------------------------------------------------------------------------------------
                    Electronic Manufacturing Services -- 0.5%
          476,300   Hon Hai Precision Industry Co., Ltd.              $     1,526,583
                                                                      ---------------
                    Total Technology Hardware & Equipment             $     7,661,794
-------------------------------------------------------------------------------------
                    SEMICONDUCTORS & SEMICONDUCTOR
                    EQUIPMENT -- 3.6%
                    Semiconductor Equipment -- 1.2%
          316,100   ASM Pacific Technology, Ltd.                      $     3,702,382
-------------------------------------------------------------------------------------
                    Semiconductors -- 2.4%
            8,000   Samsung Electronics Co., Ltd. (G.D.R.)            $     5,241,892
           94,320   SK Hynix, Inc.                                          2,125,100
                                                                      ---------------
                                                                      $     7,366,992
                                                                      ---------------
                    Total Semiconductors &
                    Semiconductor Equipment                           $    11,069,374
-------------------------------------------------------------------------------------
                    TELECOMMUNICATION SERVICES -- 3.0%
                    Integrated Telecommunication
                    Services -- 3.0%
        4,353,000   PCCW, Ltd.                                        $     1,830,106
        9,232,600   Telecom Italia S.p.A.                                   7,361,276
                                                                      ---------------
                                                                      $     9,191,382
                                                                      ---------------
                    Total Telecommunication Services                  $     9,191,382
-------------------------------------------------------------------------------------
                    UTILITIES -- 3.3%
                    Electric Utilities -- 0.4%
          368,800   Enel S.p.A.                                       $     1,396,624
-------------------------------------------------------------------------------------
                    Multi-Utilities -- 1.0%
          268,953   National Grid Plc                                 $     3,038,698
-------------------------------------------------------------------------------------
                    Water Utilities -- 1.9%
        3,956,800   Guangdong Investment, Ltd.                        $     3,216,086
          229,685   Suez Environnement Co.                                  2,501,424
                                                                      ---------------
                                                                      $     5,717,510
                                                                      ---------------
                    Total Utilities                                   $    10,152,832
-------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost $282,252,335)                               $   298,165,545
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer International Value Fund | Annual Report | 11/30/12 23

---------------------------------------------------------------------------------------------------------
                 Floating     S&P/Moody's
Principal        Rate (c)     Ratings
Amount ($)       (unaudited)  (unaudited)                                                 Value
---------------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 1.1%
                                            MATERIALS -- 0.3%
                                            Paper Packaging -- 0.3%
        765,000                    BB-/B1   Sealed Air Corp., 6.875%,
                                            7/15/33 (144A)                                $       726,750
                                                                                          ---------------
                                            Total Materials                               $       726,750
---------------------------------------------------------------------------------------------------------
                                            BANKS -- 0.8%
                                            Diversified Banks -- 0.8%
EUR     700,000         5.02      BBB/Ba2   BNP Paribas SA, Floating Rate
                                            Note (Perpetual)                              $       800,646
EUR   1,400,000         8.05      BB+/Ba2   Intesa Sanpaolo S.p.A., Floating
                                            Rate Note (Perpetual)                               1,725,538
                                                                                          ---------------
                                                                                          $     2,526,184
                                                                                          ---------------
                                            Total Banks                                   $     2,526,184
---------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $2,597,631)                             $     3,252,934
---------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 98.5%
                                            (Cost $284,849,966) (a) (b)                    $  301,418,479
---------------------------------------------------------------------------------------------------------
                                            OTHER ASSETS & LIABILITIES -- 1.5%             $    4,545,986
---------------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                     $  305,964,465
=========================================================================================================

(A.D.R.)     American Depositary Receipt.

(G.D.R.)     Global Depositary Receipt.

(Perpetual)  Security with no stated maturity date.

REIT         Real Estate Investment Trust.

*            Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2012, the value of these securities amounted to $726,750 or 0.3% of total net assets.

(a) At November 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $285,990,278 was as follows:

                  Aggregate gross unrealized gain for all investments in which
                     there is an excess of value over tax cost                      $ 36,079,503

                  Aggregate gross unrealized loss for all investments in which
                     there is an excess of tax cost over value                       (20,651,302)
                                                                                    -------------
                  Net unrealized gain                                               $ 15,428,201
                                                                                    =============

The accompanying notes are an integral part of these financial statements.

24 Pioneer International Value Fund | Annual Report | 11/30/12

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

             Japan                                                          15.4%
             Switzerland                                                    11.5%
             Germany                                                         9.0%
             United Kingdom                                                  8.1%
             Italy                                                           8.0%
             France                                                          7.9%
             United States                                                   5.0%
             China                                                           3.2%
             Sweden                                                          2.9%
             Brazil                                                          2.7%
             Ireland                                                         2.5%
             Bermuda                                                         2.5%
             Russia                                                          2.5%
             Australia                                                       2.4%
             South Korea                                                     2.4%
             Indonesia                                                       2.3%
             Hong Kong                                                       2.1%
             Cayman Islands                                                  1.9%
             Philippines                                                     1.4%
             Canada                                                          1.3%
             Thailand                                                        1.2%
             Netherlands                                                     1.0%
             Other (individually less than 1%)                               2.8%
                                                                           ------
                                                                           100.0%
                                                                           ======

(c) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EUR          Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2012 aggregated $186,590,700 and $175,591,090, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- 1A.

The accompanying notes are an integral part of these financial statements.

                  Pioneer International Value Fund | Annual Report | 11/30/12 25

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of November 30, 2012, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                           Level 1       Level 2         Level 3    Total
--------------------------------------------------------------------------------
Common Stocks (U.S.)       $38,018,607   $           --  $      --  $ 38,018,607
Common Stocks (Foreign)*            --      260,146,938         --   260,146,938
Corporate Bonds                     --        3,252,934         --     3,252,934
--------------------------------------------------------------------------------
Total                      $38,018,607   $  263,399,872  $      --  $301,418,479
================================================================================

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

Other Financial Instruments
Unrealized loss on forward
 foreign currency settlement
 hedge contracts               $           --  $914,306   $      --  $914,306
Unrealized gain on forward
 foreign currency portfolio
 hedge contracts                           --    (2,268)         --    (2,268)
--------------------------------------------------------------------------------
Total Other Financial
 Instruments                   $           --  $912,038   $      --  $912,038
--------------------------------------------------------------------------------

The following is a reconciliation of investments valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Common
                                                                    Stocks
--------------------------------------------------------------------------------
Balance as of 11/30/11                                              $ 1,080,355
Realized gain (loss)(1)                                              (3,213,427)
Change in unrealized appreciation (depreciation)(2)                   2,133,072
Net purchases                                                                --
Net sales                                                                    --
Transfers in and out of Level 3**                                            --
--------------------------------------------------------------------------------
Balance as of 11/30/12                                              $        --
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

** Transfers are calculated at the beginning of the period values. During the year ended November 30, 2012, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

26 Pioneer International Value Fund | Annual Report | 11/30/12

Statement of Assets and Liabilities | 11/30/12

ASSETS:
  Investment in securities (cost $284,849,966)                                       $ 301,418,479
  Cash                                                                                   1,376,474
  Foreign currencies, at value (cost $418,326)                                             418,780
  Receivables --
     Investment securities sold                                                            129,687
     Fund shares sold                                                                    2,280,742
     Dividends (net of foreign taxes withheld of $13,023)                                  282,901
     Interest                                                                              785,750
     Due from Pioneer Investment Management, Inc.                                           13,234
  Net unrealized appreciation on forward foreign currency portfolio
     hedge contracts                                                                       914,306
  Prepaid expenses                                                                          38,225
--------------------------------------------------------------------------------------------------
         Total assets                                                                $ 307,658,578
==================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                                $   1,224,761
      Fund shares repurchased                                                              203,735
   Unrealized depreciation on forward foreign currency settlement
      hedge contracts                                                                        2,268
   Due to affiliates                                                                        77,339
   Accrued expenses                                                                        186,010
--------------------------------------------------------------------------------------------------
          Total liabilities                                                          $   1,694,113
==================================================================================================
NET ASSETS:
  Paid-in capital                                                                    $ 461,175,898
  Undistributed net investment income                                                    5,217,788
  Accumulated net realized loss on investments and foreign currency
     transactions                                                                     (177,899,595)
  Net unrealized gain on investments                                                    16,568,513
  Net unrealized loss on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                        901,861
--------------------------------------------------------------------------------------------------
         Total net assets                                                            $ 305,964,465
==================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $75,783,731/4,059,673 shares)                                   $       18.67
   Class B (based on $4,053,789/240,649 shares)                                      $       16.85
   Class C (based on $9,909,802/598,235 shares)                                      $       16.57
   Class Y (based on $216,217,143/11,542,620 shares)                                 $       18.73
MAXIMUM OFFERING PRICE:
  Class A ($18.67 (division) 94.25%)                                                 $       19.81
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer International Value Fund | Annual Report | 11/30/12 27

Statement of Operations

For the Year Ended 11/30/12

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $912,136)          $   9,389,059
   Interest                                                             369,285
   Income from securities loaned, net                                     7,642
--------------------------------------------------------------------------------------------------
         Total investment income                                                    $   9,765,986
==================================================================================================
EXPENSES:
  Management fees                                                 $   2,469,017
  Transfer agent fees and expenses
     Class A                                                            322,506
     Class B                                                             48,958
     Class C                                                             39,372
     Class Y                                                              1,695
  Distribution fees
     Class A                                                            191,841
     Class B                                                             47,317
     Class C                                                             99,464
  Shareholder communications expense                                    138,264
  Administrative reimbursements                                          82,891
  Custodian fees                                                        102,457
  Registration fees                                                     113,752
  Professional fees                                                      85,318
  Printing expense                                                       40,596
  Fees and expenses of nonaffiliated Trustees                             9,212
  Miscellaneous                                                          55,300
--------------------------------------------------------------------------------------------------
     Total expenses                                                                 $   3,847,960
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                          (349,848)
==================================================================================================
     Net expenses                                                                   $   3,498,112
--------------------------------------------------------------------------------------------------
         Net investment income                                                      $   6,267,874
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                  $ (16,542,188)
     Class actions                                                        9,166
     Futures contracts                                                 (263,333)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies              (455,998)    $ (17,252,353)
--------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
     Investments                                                  $  24,512,580
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               837,365     $  25,349,945
--------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                         $   8,097,592
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $  14,365,466
==================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer International Value Fund | Annual Report | 11/30/12

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Year Ended         Year Ended
                                                                 11/30/12           11/30/11
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $  6,267,874       $   6,409,555
Net realized gain (loss) on investments, class actions,
  futures contracts and foreign currency transactions             (17,252,353)          9,883,254
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                                    25,349,945         (22,952,943)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                        $ 14,365,466       $  (6,660,134)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.26 and $0.22 per share, respectively)          $ (1,153,019)      $  (1,023,788)
      Class B ($0.05 and $0.02 per share, respectively)               (16,573)            (13,411)
      Class C ($0.11 and $0.06 per share, respectively)               (69,164)            (41,952)
      Class Y ($0.35 and $0.30 per share, respectively)            (3,694,097)         (3,168,233)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $ (4,932,853)      $  (4,247,384)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $ 31,603,581       $  20,926,432
Reinvestment of distributions                                       1,186,965           1,034,534
Cost of shares repurchased                                        (21,649,744)        (31,870,345)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                            $ 11,140,802       $  (9,909,379)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $ 20,573,415       $ (20,816,897)
NET ASSETS:
Beginning of year                                                 285,391,050         306,207,947
--------------------------------------------------------------------------------------------------
End of year                                                      $305,964,465       $ 285,391,050
--------------------------------------------------------------------------------------------------
Undistributed net investment income                              $  5,217,788       $   4,338,765
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer International Value Fund | Annual Report | 11/30/12 29

------------------------------------------------------------------------------------------------
                                   '12 Shares     '12 Amount         '11 Shares    '11 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                          384,887      $  7,279,520        552,784      $ 10,885,729
Reinvestment of
   distributions                      63,931         1,086,007         48,988           964,082
Less shares repurchased             (812,504)      (14,677,741)      (940,687)      (18,525,899)
------------------------------------------------------------------------------------------------
      Net decrease                  (363,686)     $ (6,312,214)      (338,915)     $ (6,676,088)
================================================================================================
Class B
Shares sold or exchanged              10,253      $    197,712         31,578      $    557,777
Reinvestment of
   distributions                       1,037            16,029            723            12,883
Less shares repurchased             (141,006)       (2,460,510)      (244,054)       (4,329,539)
------------------------------------------------------------------------------------------------
      Net decrease                  (129,716)     $ (2,246,769)      (211,753)     $ (3,758,879)
================================================================================================
Class C
Shares sold                           91,403      $  1,514,124         111,479     $  1,975,835
Reinvestment of
   distributions                       4,303            65,386          2,226            39,190
Less shares repurchased             (156,539)       (2,525,626)      (183,522)       (3,216,738)
------------------------------------------------------------------------------------------------
      Net decrease                   (60,833)     $   (946,116)       (69,817)     $ (1,201,713)
================================================================================================
Class Y
Shares sold                        1,172,775      $ 22,612,225        388,272      $  7,507,091
Reinvestment of
   distributions                       1,151            19,543            934            18,379
Less shares repurchased             (110,613)       (1,985,867)      (290,814)       (5,798,169)
------------------------------------------------------------------------------------------------
      Net increase                 1,063,313      $ 20,645,901         98,392      $  1,727,301
================================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer International Value Fund | Annual Report | 11/30/12

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                                 Year       Year        Year        Year        Year
                                                                 Ended      Ended       Ended       Ended       Ended
                                                                 11/30/12   11/30/11    11/30/10    11/30/09    11/30/08
--------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $ 17.99    $ 18.72     $ 19.16     $  14.15    $  28.12
--------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                         $  0.36    $  0.37     $  0.24     $   0.14    $   0.27
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                             0.58      (0.88)      (0.61)        5.01      (14.05)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.94    $ (0.51)    $ (0.37)    $   5.15    $ (13.78)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.26)     (0.22)      (0.07)       (0.14)      (0.19)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  0.68    $ (0.73)    $ (0.44)    $   5.01    $ (13.97)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 18.67    $ 17.99     $ 18.72     $  19.16    $  14.15
==========================================================================================================================
Total return*                                                       5.38%     (2.84)%     (1.94)%      36.72%     (49.33)%
Ratio of net expenses to average net assets+                        1.45%      1.45%       1.45%        1.52%       1.71%
Ratio of net investment income to average net assets+               1.89%      1.80%       1.18%        0.97%       1.07%
Portfolio turnover rate                                               61%        66%         66%          54%        135%
Net assets, end of period (in thousands)                         $75,784    $79,559     $89,145     $106,263    $ 53,725
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   1.82%      1.77%       1.76%        2.10%       1.90%
   Net investment income                                            1.53%      1.48%       0.86%        0.39%       0.88%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                     1.45%      1.45%       1.45%        1.52%       1.70%
   Net investment income                                            1.89%      1.80%       1.18%        0.97%       1.08%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer International Value Fund | Annual Report | 11/30/12 31

--------------------------------------------------------------------------------------------------------------------------
                                                                  Year      Year        Year        Year       Year
                                                                  Ended     Ended       Ended       Ended      Ended
                                                                  11/30/12  11/30/11    11/30/10    11/30/09   11/30/08
--------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                              $16.17    $ 16.82     $ 17.31     $ 12.77    $  25.50
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $ 0.30    $  0.31      $ 0.09     $ (0.05)#  $   0.09
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                             0.43      (0.94)      (0.58)       4.59      (12.76)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ 0.73    $ (0.63)    $ (0.49)    $  4.54    $ (12.67)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.05)     (0.02)         --          --       (0.06)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ 0.68    $ (0.65)    $ (0.49)    $  4.54    $ (12.73)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $16.85    $ 16.17     $ 16.82     $ 17.31    $  12.77
==========================================================================================================================
Total return*                                                       4.52%     (3.74)%     (2.83)%     35.55%     (49.80)%
Ratio of net expenses to average net assets+                        2.35%      2.35%       2.35%       2.40%       2.61%
Ratio of net investment income (loss) to average net assets+        0.95%      0.85%       0.26%      (0.06)%      0.14%
Portfolio turnover rate                                               61%        66%         66%         54%        135%
Net assets, end of period (in thousands)                          $4,054    $ 5,987     $ 9,790     $14,538    $  5,978
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   3.24%      2.94%       2.88%       3.05%       2.76%
   Net investment loss                                              0.06%      0.26%      (0.27)%     (0.71)%     (0.01)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                     2.35%      2.35%       2.35%       2.40%       2.60%
   Net investment income (loss)                                     0.95%      0.85%       0.26%      (0.06)%      0.15%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

32 Pioneer International Value Fund | Annual Report | 11/30/12

--------------------------------------------------------------------------------------------------------------------------
                                                                  Year      Year        Year        Year       Year
                                                                  Ended     Ended       Ended       Ended      Ended
                                                                  11/30/12  11/30/11    11/30/10    11/30/09   11/30/08
--------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $15.97    $ 16.64     $ 17.12     $ 12.64    $  25.28
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $ 0.18    $  0.19     $  0.06     $ (0.05)#  $   0.08
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                             0.53    $ (0.80)    $ (0.54)    $  4.53    $ (12.62)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ 0.71    $ (0.61)    $ (0.48)    $  4.48    $ (12.54)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.11)     (0.06)         --          --       (0.10)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ 0.60    $ (0.67)    $ (0.48)    $  4.48    $ (12.64)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $16.57    $ 15.97     $ 16.64     $ 17.12    $  12.64
==========================================================================================================================
Total return*                                                       4.48%     (3.71)%     (2.80)%     35.44%     (49.79)%
Ratio of net expenses to average net assets+                        2.35%      2.35%       2.35%       2.40%       2.57%
Ratio of net investment income (loss) to average net assets+        0.99%      0.90%       0.26%      (0.04)%      0.22%
Portfolio turnover rate                                               61%        66%         66%         54%        135%
Net assets, end of period (in thousands)                          $9,910    $10,523     $12,126     $14,839    $  5,384
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   2.63%      2.52%       2.58%       2.74%       2.57%
   Net investment income (loss)                                     0.71%      0.73%       0.02%      (0.38)%      0.22%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                     2.35%      2.35%       2.35%       2.40%       2.56%
   Net investment income (loss)                                     0.99%      0.90%       0.26%      (0.04)%      0.23%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.



The accompanying notes are an integral part of these financial statements.

                  Pioneer International Value Fund | Annual Report | 11/30/12 33

--------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year          Year          4/16/09 (a)
                                                                    Ended        Ended         Ended         to
                                                                    11/30/12     11/30/11      11/30/10      11/30/09
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $  18.07     $  18.80      $  19.22      $  14.11
--------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                            $   0.41     $   0.44      $   0.30      $   0.10
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                 0.60        (0.87)        (0.59)         5.01
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $   1.01     $  (0.43)     $  (0.29)     $   5.11
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.35)       (0.30)        (0.13)           --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   0.66     $  (0.73)     $  (0.42)     $   5.11
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  18.73     $  18.07      $  18.80      $  19.22
==========================================================================================================================
Total return*                                                           5.79%       (2.39)%       (1.51)%       36.22%(b)
Ratio of net expenses to average net assets+                            1.01%        1.01%         1.01%         1.01%**
Ratio of net investment income to average net assets+                   2.35%        2.26%         1.63%         1.10%**
Portfolio turnover rate                                                   61%          66%           66%           54%(b)
Net assets, end of period (in thousands)                            $216,217     $189,321      $195,147      $195,132
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       1.01%        1.01%         1.01%         1.01%**
   Net investment income                                                2.35%        2.26%         1.63%         1.10%**
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                         1.01%        1.01%         1.01%         1.01%**
   Net investment income                                                2.35%        2.26%         1.63%         1.10%**
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

(a) Class Y shares were first publicly offered on April 16, 2009.

(b) Not annualized.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer International Value Fund | Annual Report | 11/30/12

Notes to Financial Statements | 11/30/12

1. Organization and Significant Accounting Policies

Pioneer International Value Fund (the Fund) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class R shares were first publicly offered on April 1, 2003 and ceased operations on February 1, 2007. Class Y shares were first publicly offered on April 16, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                  Pioneer International Value Fund | Annual Report | 11/30/12 35

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

36 Pioneer International Value Fund | Annual Report | 11/30/12

    At November 30, 2012, there were no securities valued using fair value methods (other than to securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

                  Pioneer International Value Fund | Annual Report | 11/30/12 37

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no provision for federal income taxes is required. As of November 30, 2012, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2012, the Fund paid no such taxes.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2012, the Fund reclassified $455,998 to decrease undistributed net investment income and $455,998 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At November 30, 2012, the Fund was permitted to carry forward indefinitely $7,242,510 of short term losses and $16,081,300 of long term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at November 30, 2012, the Fund had a net capital loss carryforward of $153,460,706, of which the following amounts will expire between 2016 and 2017 if not utilized: $30,336,810 in 2016 and $123,123,896 in 2017.

    The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 was as follows:

    ----------------------------------------------------------------------------
                                                           2012            2011
    ----------------------------------------------------------------------------
    Distribution paid from:
    Ordinary income                                  $4,932,853      $4,247,384
    ----------------------------------------------------------------------------
         Total                                       $4,932,853      $4,247,384
    ============================================================================

38 Pioneer International Value Fund | Annual Report | 11/30/12

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2011:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $   6,157,327
    Capital loss carryforward                                      (176,784,516)
    Unrealized appreciation                                          15,415,756
    ----------------------------------------------------------------------------
         Total                                                    $(155,211,433)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales and the mark-to-market of foreign currency contracts and passive foreign investment companies.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $12,118 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2012.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended November 30, 2012 the Fund recognized gains of $9,166 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                  Pioneer International Value Fund | Annual Report | 11/30/12 39

G.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At November 30, 2012, the Fund had no securities on loan. On May 8, 2012, the Fund ended its involvement in the securities lending program.

40 Pioneer International Value Fund | Annual Report | 11/30/12

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. During the year ended November 30, 2012 the Fund had 85 outstanding futures contracts. There were no open futures contracts on November 30, 2012.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the excess over $500 million. For the year ended November 30, 2012, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.85% of the Fund's average daily net assets.

                  Pioneer International Value Fund | Annual Report | 11/30/12 41

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.45%, 2.35% and 2.35%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Fees waived and expenses reimbursed during the year ended November 30, 2012 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,061 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2012.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $104,636
 Class B                                                                   9,537
 Class C                                                                  22,323
 Class Y                                                                   1,768
--------------------------------------------------------------------------------
     Total                                                              $138,264
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $51,425 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2012.

4.  Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal

42 Pioneer International Value Fund | Annual Report | 11/30/12 services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,853 in distribution fees payable to PFD at November 30, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2012, CDSCs in the amount of $3,559 were paid to PFD.

5.  Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2012, the Fund's expenses were not reduced under such arrangements.

6.  Forward Foreign Currency Contracts

At November 30, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of portfolio hedges open during the year ended November 30, 2012 was $10,864,840. During the year ended November 30, 2012, the Fund had $1,503,522 in settlement hedges. At November 30, 2012, the Fund's gross forward currency settlement contracts receivable and payable were $1,586,865 and $1,589,133, respectively, resulting in a net payable of $2,268.

                  Pioneer International Value Fund | Annual Report | 11/30/12 43

Open portfolio hedges at November 30, 2012 were as follows:

--------------------------------------------------------------------------------------------
                      Net               In
                      Contracts         Exchange      Settlement                 Unrealized
 Currency             to deliver        For USD       Date         Value         Gain (Loss)
--------------------------------------------------------------------------------------------
 JPY (Japanese Yen)   (2,265,000,000)   $(27,497,789) 1/15/13      $(28,412,095) $914,306
--------------------------------------------------------------------------------------------
   Total                                                                         $914,306
============================================================================================

7.  Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2012, the Fund had no outstanding borrowings.

44 Pioneer International Value Fund | Annual Report | 11/30/12

8.  Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of November 30, 2012 were as follows:

--------------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as
 Hedging Instruments                 Asset Derivatives 2012             Liabilities Derivatives 2012
                                     --------------------------------   ------------------------------
 Under Accounting                    Statement of                       Statement of
 Standards Codification              Assets and Liabilities             Assets and Liabilities
 (ASC) 815                           Location           Value           Location         Value
--------------------------------------------------------------------------------------------------------
 Net unrealized depreciation
 on forward foreign currency
 settlement hedge contracts          Receivables        $      --       Payables         $2,268

 Net unrealized appreciation on
 forward foreign currency
 portfolio hedge contracts           Receivables        $ 914,306       Payables         $   --
--------------------------------------------------------------------------------------------------------
   Total                                                $ 914,306                        $2,268
========================================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2012 was as follows:

--------------------------------------------------------------------------------------------------------
 Derivatives Not                                                        Realized         Change in
 Accounted for as                                                       Gain or          Unrealized
 Hedging Instruments                                                    (Loss) on        Gain or (Loss)
 Under Accounting               Location of Gain or (Loss)              Derivatives      on Derivatives
 Standards Codification         on Derivatives Recognized               Recognized       Recognized
 (ASC) 815                      in Income                               in Income        in Income
--------------------------------------------------------------------------------------------------------
 Forward foreign currency       Change in unrealized gain (loss)                         $(2,268)
  settlement hedge              on forward foreign currency
  contracts                     contracts and other assets and
                                liabilities denominated in
                                foreign currencies

 Forward foreign currency       Net realized gain (loss) on forward     $(40,651)
  settlement hedge              foreign currency contracts and
  contracts                     other assets and liabilities
                                denominated in foreign currencies


 Forward foreign currency       Net realized gain (loss) on forward     $(24,311)
  portfolio hedge contracts     foreign currency contracts and
                                other assets and liabilities
                                denominated in foreign currencies

 Forward foreign currency       Change in unrealized gain (loss)                         $880,489
  portfolio hedge contracts     on forward foreign currency
                                contracts and other assets and
                                liabilities denominated in
                                foreign currencies

 Interest rate futures          Net realized gain (loss) on             $(263,333)
   contracts                    futures contracts

                  Pioneer International Value Fund | Annual Report | 11/30/12 45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VIII and the Shareowners of Pioneer International Value Fund
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer International Value Fund (the "Fund") (the sole portfolio comprising Pioneer Series Trust VIII), including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 25, 2013

46 Pioneer International Value Fund | Annual Report | 11/30/12

Additional Information (unaudited)

For the fiscal year ending November 30, 2012, the Fund has elected to pass through foreign tax credits of $782,036.

                  Pioneer International Value Fund | Annual Report | 11/30/12 47

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer International Value Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

48 Pioneer International Value Fund | Annual Report | 11/30/12 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one and three year periods ended June 30, 2012 and in the fifth quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered reasons for the underperformance of the Fund relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Fund, including changes to the Fund's portfolio management team. The Trustees agreed that they would continue to closely monitor the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

                  Pioneer International Value Fund | Annual Report | 11/30/12 49

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $500 million. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

50 Pioneer International Value Fund | Annual Report | 11/30/12

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                  Pioneer International Value Fund | Annual Report | 11/30/12 51

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

52 Pioneer International Value Fund | Annual Report | 11/30/12

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)           Trustee since 2006.        Chairman and Chief Executive Officer,    Director, Broadridge Financial
Chairman of the Board          Serves until a successor   Quadriserv, Inc. (technology products    Solutions, Inc. (investor
and Trustee                    trustee is elected or      for securities lending industry) (2008   communications and securities
                               earlier retirement         - present); private investor (2004 -     processing provider for financial
                               or removal.                2008); and Senior Executive Vice         services industry) (2009 -
                                                          President, The Bank of New York          present); Director, Quadriserv,
                                                          (financial and securities services)      Inc. (2005 - present); and
                                                          (1986 - 2004)                            Commissioner, New Jersey State
                                                                                                   Civil Service Commission (2011 -
                                                                                                   present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)             Trustee since 2005.        Managing Partner, Federal City Capital   Director of Enterprise Community
Trustee                        Serves until a successor   Advisors (corporate advisory services    Investment, Inc. (privately-held
                               trustee is elected or      company) (1997 - 2004 and 2008 -         affordable housing finance
                               earlier retirement         present); Interim Chief Executive        company) (1985 - 2010); Director
                               or removal.                Officer, Oxford Analytica, Inc.          of Oxford Analytica, Inc. (2008
                                                          (privately held research and consulting  - present); Director of The
                                                          company) (2010); Executive Vice          Swiss Helvetia Fund, Inc.
                                                          President and Chief Financial Officer,   (closed-end fund) (2010 -
                                                          I-trax, Inc. (publicly traded health     present); and Director of New
                                                          care services company) (2004 - 2007);    York Mortgage Trust (publicly
                                                          and Executive Vice President and Chief   traded mortgage REIT) (2004 -
                                                          Financial Officer, Pedestal Inc.         2009, 2012 - present)
                                                          (internet-based mortgage trading
                                                          company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------

                  Pioneer International Value Fund | Annual Report | 11/30/12 53

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)      Trustee since 2008.        William Joseph Maier Professor of       Trustee, Mellon Institutional
Trustee                        Serves until a successor   Political Economy, Harvard University   Funds Investment Trust and
                               trustee is elected or      (1972 - present)                        Mellon Institutional Funds
                               earlier retirement or                                              Master Portfolio (oversaw 17
                               removal.                                                           portfolios in fund complex)
                                                                                                  (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)      Trustee since 1992.        Founding Director, Vice President and   None
Trustee                        Serves until a successor   Corporate Secretary, The Winthrop
                               trustee is elected or      Group, Inc. (consulting firm)
                               earlier retirement         (1982-present); Desautels Faculty of
                               or removal.                Management, McGill University (1999 -
                                                          present); and Manager of Research
                                                          Operations and Organizational
                                                          Learning, Xerox PARC, Xerox's advance
                                                          research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)       Trustee since 1992.        President and Chief Executive Officer,  Director of New America High
Trustee                        Serves until a successor   Newbury, Piret & Company, Inc.          Income Fund, Inc. (closed-end
                               trustee is elected or      (investment banking firm) (1981 -       investment company) (2004 -
                               earlier retirement         present)                                present); and member, Board of
                               or removal.                                                        Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)           Trustee since 1993.        Senior Counsel, Sullivan & Cromwell     Director, The Swiss Helvetia
Trustee                        Serves until a successor   LLP (law firm) (1998 - present); and    Fund, Inc. (closed-end
                               trustee is elected or      Partner, Sullivan & Cromwell LLP        investment company); and
                               earlier retirement         (prior to 1998)                         Director, Invesco, Ltd.
                               or removal.                                                        (formerly AMVESCAP, PLC)
                                                                                                  (investment manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer International Value Fund | Annual Report | 11/30/12

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                Other Directorships
Position Held with the Fund    Length of Service         Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*       Trustee since 1992.       Non-Executive Chairman and a director   None
Trustee, President and         Serves until a successor  of Pioneer Investment Management USA
Chief Executive Officer        trustee is elected or     Inc. ("PIM-USA"); Chairman and a
of the Fund                    earlier retirement        director of Pioneer; Chairman and
                               or removal.               Director of Pioneer Institutional
                                                         Asset Management, Inc. (since 2006);
                                                         Director of Pioneer Alternative
                                                         Investment Management Limited (Dublin)
                                                         (until October 2011); President and a
                                                         director of Pioneer Alternative
                                                         Investment Management (Bermuda)
                                                         Limited and affiliated funds; Deputy
                                                         Chairman and a director of Pioneer
                                                         Global Asset Management S.p.A.
                                                         ("PGAM") (until April 2010); Director
                                                         of Nano-C, Inc. (since 2003); Director
                                                         of Cole Management Inc. (2004 - 2011);
                                                         Director of Fiduciary Counseling, Inc.
                                                         (until December 2011); President of
                                                         all of the Pioneer Funds; and Retired
                                                         Partner, Wilmer Cutler Pickering Hale
                                                         and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*      Trustee since 2007.       Director, CEO and President of PIM-USA  None
Trustee and Executive          Serves until a successor  (since February 2007); Director and
Vice President                 trustee is elected or     President of Pioneer and Pioneer
                               earlier retirement        Institutional Asset Management, Inc.
                               or removal.               (since February 2007); Executive Vice
                                                         President of all of the Pioneer Funds
                                                         (since March 2007); Director of PGAM
                                                         (2007 - 2010); Head of New Europe
                                                         Division, PGAM (2000 - 2005); Head of
                                                         New Markets Division, PGAM (2005 -
                                                         2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                  Pioneer International Value Fund | Annual Report | 11/30/12 55

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                   Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)     Since 2003. Serves at the  Vice President and Associate General   None
Secretary                      discretion of the Board.   Counsel of Pioneer since January 2008
                                                          and Secretary of all of the Pioneer
                                                          Funds since June 2010; Assistant
                                                          Secretary of all of the Pioneer Funds
                                                          from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Pioneer from July 2002 to December
                                                          2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)         Since 2010. Serves at the  Fund Governance Director of Pioneer    None
Assistant Secretary            discretion of the Board.   since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds
                                                          since June 2010; Manager - Fund
                                                          Governance of Pioneer from December
                                                          2003 to November 2006; and Senior
                                                          Paralegal of Pioneer from January
                                                          2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)              Since 2010. Serves at the  Counsel of Pioneer since June 2007     None
Assistant Secretary            discretion of the Board.   and Assistant Secretary of all the
                                                          Pioneer Funds since June 2010; and
                                                          Vice President and Counsel at State
                                                          Street Bank from October 2004 to June
                                                          2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)           Since 2008. Serves at the  Vice President - Fund Treasury of      None
Treasurer and Chief            discretion of the Board.   Pioneer; Treasurer of all of the
Financial and Accounting                                  Pioneer Funds since March 2008;
Officer of the Fund                                       Deputy Treasurer of Pioneer from
                                                          March 2004 to February 2008; and
                                                          Assistant Treasurer of all of the
                                                          Pioneer Funds from March 2004 to
                                                          February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)          Since 2000. Serves at the  Assistant Vice President - Fund        None
Assistant Treasurer            discretion of the Board.   Treasury of Pioneer; and Assistant
                                                          Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)             Since 2002. Serves at the  Fund Accounting Manager - Fund         None
Assistant Treasurer            discretion of the Board.   Treasury of Pioneer; and Assistant
                                                          Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer International Value Fund | Annual Report | 11/30/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                               Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                  Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)          Since 2009. Serves at the  Fund Administration Manager - Fund    None
Assistant Treasurer            discretion of the Board.   Treasury of Pioneer since November
                                                          2008; Assistant Treasurer of all of
                                                          the Pioneer Funds since January
                                                          2009; and Client Service Manager -
                                                          Institutional Investor Services at
                                                          State Street Bank from March 2003 to
                                                          March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)           Since 2010. Serves at the  Chief Compliance Officer of Pioneer   None
Chief Compliance Officer       discretion of the Board.   and of all the Pioneer Funds since
                                                          March 2010; Director of Adviser and
                                                          Portfolio Compliance at Pioneer
                                                          since October 2005; and Senior
                                                          Compliance Officer for Columbia
                                                          Management Advisers, Inc. from
                                                          October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)          Since 2006. Serves at the  Director--Transfer Agency Compliance   None
Anti-Money Laundering          discretion of the Board.   of Pioneer and Anti-Money Laundering
Officer                                                   Officer of all the Pioneer Funds
                                                          since 2006
------------------------------------------------------------------------------------------------------------------------------------

                  Pioneer International Value Fund | Annual Report | 11/30/12 57

                            This page for your notes.

58 Pioneer International Value Fund | Annual Report | 11/30/12

        This page for your notes.

                  Pioneer International Value Fund | Annual Report | 11/30/12 59

                            This page for your notes.

60 Pioneer International Value Fund | Annual Report | 11/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Invesments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2013 Pioneer Investments 19448-06-0113

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $42,062 in 2012 and $44,286 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
November 30, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 in 2012 and 2011, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended
November 30, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VIII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2013

* Print the name and title of each signing officer under his or her signature.